UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2022
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
On May 17, 2022, Sila Realty Trust, Inc. (the “Company”), Sila Realty Operating Partnership, LP (“SROP”) and certain of the Company’s subsidiaries, entered into a new senior unsecured term loan agreement (the “New Term Loan Agreement”) with Truist Bank, as Administrative Agent, and Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Book Runners, and the other lenders listed in the New Term Loan Agreement. The New Term Loan Agreement is made up of aggregate commitments of up to $275,000,000, of which $205,000,000 was drawn at closing to pay down the Company’s existing revolving credit facility to a zero balance. The remainder of the commitments will be available for three months following the closing date (the “Availability Period”) and are available in no more than three subsequent draws with a minimum of $20,000,000 per draw, or the remaining commitments available. After the Availability Period, the undrawn portion will no longer be available. If the committed amount is not fully drawn within 60 days of closing, the Company will pay a ticking fee to the lenders, calculated as 0.25% per annum on the average daily amount of the undrawn portion, payable quarterly in arrears, until the earlier of (i) the date when the commitments have been funded in full, or (ii) August 17, 2022. The New Term Loan Agreement may be increased, subject to lender approval, to an aggregate amount not to exceed $500,000,000 and has a maturity date of January 31, 2028. The New Term Loan Agreement contains customary representations and warranties.
The Company may use the proceeds of the New Term Loan Agreement for the acquisition of real estate investments, tenant improvements and leasing commissions, repayment of existing indebtedness, to finance working capital needs and capital expenditures, and for other general corporate purposes of the Company and its subsidiaries. The Company may prepay the loan at any time, subject to certain notice requirements.
The New Term Loan Agreement is pari passu with the Company’s existing $500,000,000 revolving credit agreement (the “Revolving Credit Agreement”) and $300,000,000 term loan agreement (the “Term Loan Agreement”). The Company refers to the New Term Loan Agreement, the Revolving Credit Agreement and the Term Loan Agreement, collectively, as the “Unsecured Credit Facility,” which has aggregate commitments available of $1,075,000,000.
Borrowings under the Unsecured Credit Facility are guaranteed by SROP, and certain other subsidiaries of the Company, pursuant to Guaranty Agreements in favor of Truist Bank, as Administrative Agent, for itself and the lenders under the Unsecured Credit Facility.
At the Company’s election, loans under the Unsecured Credit Facility may be made as Base Rate Loans or Secured Overnight Financing Rate (“SOFR”) Loans. The applicable margin for loans that are Base Rate Loans is adjustable based on a total leverage ratio, ranging from 0.25% to 0.90%. The applicable margin for loans that are SOFR Loans is adjustable based on a total leverage ratio, ranging from 1.25% to 1.90%.
The Unsecured Credit Facility contains customary financial and operating covenants, including covenants relating to a maximum consolidated leverage ratio, maximum secured leverage ratio, fixed charge coverage ratio, minimum consolidated tangible net worth, maximum distribution/payout ratio, and covenants restricting the incurrence of debt, imposition of liens, and entrance into affiliate transactions.
The material terms of the New Term Loan Agreement are qualified in their entirety by the terms of the agreements attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical facts may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the use of proceeds of the Company’s loans, the availability of such proceeds and potential loan elections and prepayments, may constitute forward-looking statements. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the Company’s expectations, including the risk that the expected benefits of the Company's pure-play healthcare REIT strategy are not achieved and that, the availability of suitable investment opportunities, changes in interest rates, the availability and terms of financing, general economic conditions, market conditions, legislative and regulatory changes could adversely impact the business of the Company. In addition to these mentioned factors, there are other factors, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2021, a copy of which is available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1*
Term Loan Agreement, dated as of May 17, 2022, by and among Sila Realty Trust, Inc., as Borrower, the lenders from time to time as party to the Term Loan Agreement, Truist Bank, as Administrative Agent, and Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC as Joint Lead Arrangers and Joint Book Runners.

10.2
Guaranty Agreement, dated as of May 17, 2022, by and among Sila Realty Operating Partnership, LP, Sila Operating Partnership, LP, and Sila REIT, LLC, each a Required Guarantor, and collectively, the Required Guarantors, and each of the subsidiaries of Sila Realty Trust, Inc., as Borrower, that are signatories to the agreement and each additional guarantor that may become a party to the Guaranty Agreement, individually and collectively, jointly and severally, the Guarantors, to and for the benefit of Truist Bank, as Administrative Agent, for itself and the lenders listed in the Guaranty Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 602(b)(10) of Regulation S-K and the Company agrees to supplementally furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: May 18, 2022	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer